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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 14, 2002




                             BKF CAPITAL GROUP, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-10024                  36-0767530
   ----------------------       ----------------------    --------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)

         One Rockefeller Plaza
         NEW YORK, NY                                             10020
         ---------------------------                             --------
         (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code: (212) 332-8400



                                (NOT APPLICABLE)
                        ---------------------------------
          (Former name or former address, if changed since last report)






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         ITEM 9.                    REGULATION FD DISCLOSURE

         On August 14, 2002, BKF Capital Group, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, accompanied by the certifications of John A Levin, Chief Executive Officer, and Glenn A. Aigen, Chief Financial Officer, as required by 18 U.S.C. Section 1350. Conformed copies of such certifications appear below.



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BKF Capital Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Levin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)The Report fully complies with the requirements of section 13(a) or 15
         (d) of the Securities Exchange Act of 1934; and

      (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     /S/  JOHN A. LEVIN
--------------------------------------
John A. Levin
Chief Executive Officer
August 14, 2002



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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BKF Capital Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn
A. Aigen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     /S/  GLENN A. AIGEN
--------------------------------------
Glenn A. Aigen
Chief Financial Officer
August 14, 2002





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BKF CAPITAL GROUP, INC.


    Date:  August 14, 2002                  By:      /S/ GLENN A. AIGEN
                                                 -------------------------------
                                                     Glenn A. Aigen
                                                     Senior Vice President